SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2018

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646		61-1430858
(Commission File Number)		(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 1, 2018, the Board of Directors (the “Board”) of Ultra Clean Holdings, Inc. (the “Company”) elected Ernest E. Maddock to serve as a director of the Company. Mr. Maddock will join the Audit Committee of the Board and has been appointed to serve as the Audit Committee’s Chairman.

Mr. Maddock has held leadership positions at multiple global companies during his career. From 2015 through his recent retirement, he served as SVP and CFO of Micron Technology. Prior to joining Micron, Mr. Maddock served as Executive Vice President and Chief Financial Officer of Riverbed Technology. Prior to Riverbed, he spent 15 years at Lam Research Corporation, rising to EVP & CFO in 2008 and serving in that role until April 2013. His previous roles at Lam included VP, Customer Support Business Group; Group VP and Senior VP of Global Operations.

Mr. Maddock also served as a member of the Board of Directors for Intersil Corporation from July 2015 to February 2017. Mr. Maddock holds a B.S. in Industrial Management from the Georgia Institute of Technology and an M.B.A. from Georgia State University.

Mr. Maddock is not currently engaged, and has not been engaged during the last fiscal year, in any related person transaction with the Company within the meaning of Item 404(a) of Regulation S-K.

Mr. Maddock will receive compensation for his service as a director (consisting of an annual equity award and annual cash retainer) in accordance with the Company’s non-employee director compensation policy. In connection with his appointment to the Board, the Company expects Mr. Maddock and the Company will also enter into the Company’s standard form indemnification agreement as previously filed.

On June 1, 2018, the Company issued a press release announcing Mr. Maddock’s appointment to the Board and the Audit Committee. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated June 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	June 1, 2018	By:	/s/ Sheri Savage
Name: Sheri Savage
Title: Chief Financial Officer, Senior Vice President and Secretary